EXHIBIT 32.1

        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Mark R. Newburg and Arnaldo F. Galassi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge, the Quarterly Report of VirtGame Corp. on Form 10-QSB for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VirtGame Corp.

                                  By:   /s/ Mark R. Newburg
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                                  Mark R. Newburg, Chief Executive Officer


                                  By:   /s/ Arnaldo F. Galassi
                                  ----------------------------------------------
                                  Arnaldo F. Galassi, Chief Financial Officer